UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

ENERGY RECOVERY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34112	01-0616867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Doolittle Drive, San Leandro, California 94577

(Address if Principal Executive Offices) (Zip Code)

510-483-7370

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	ERII	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

Energy Recovery, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on June 13, 2019, at the Company’s offices in San Leandro, California to (i) elect two members of the Board of Directors, (ii) ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm; and (iii) approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

As of April 17, 2019, the record date for the Annual Meeting, there were 54,477,534 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 37,473,286 shares of common stock, or approximately 69%, were represented in person or by proxy, constituting a quorum.

The final results for the proposals voted on at the Annual Meeting are set forth below:

Proposal 1 - Election of Class II Directors. The stockholders elected two Class II Directors of the Company’s Board of Directors to serve for a three-year term until the 2022 Annual Meeting or until their respective successors are elected and qualified or until their earlier death, resignation, or removal. The following table shows the results of the stockholders’ vote:

Nominee for Class II Director	Votes For (% of Voted)	Withheld (% of Voted)	Broker Non-Votes
Sherif Foda	26,316,198 (95.38%)	1,274,119 (4.62%)	9,882,969
Arve Hanstveit	25,647,353 (92.96%)	1,942,964 (7.04%)	9,882,969

Proposal 2 – Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019. This proposal was approved. The following table shows the results of the stockholders’ vote:

Votes For (% of Voted)	Votes Against (% of Voted)	Abstentions
36,826,802 (98.38%)	605,913 (1.62%)	40,571

Proposal 3 – Non-Binding Advisory Vote on Executive Compensation. This proposal was approved. The following table shows the results of the stockholders’ vote:

Votes For (% of Voted)	Votes Against (% of Voted)	Abstentions	Broker Non-Votes
21,405,170 (81.37%)	4,900,305 (18.63%)	1,284,842	9,882,969

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2019

Energy Recovery, Inc.

By:	/s/ William Yeung
William Yeung
General Counsel